UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): April 14, 2003



                         EXCEL TECHNOLOGY, INC.

         (Exact name of Registrant as specified in Charter)


          Delaware                    0-19306            11-2780242
(State or other jurisdiction of    (Commission         (I.R.S. Employer
         Incorporation)            File Number)      Identification No.)


                 41 Research Way, E. Setauket, NY 11733
          ..................................................
          (Address of Principal Executive Offices) (zip code)

   Registrant's Telephone Number, including area code:  (631)-784-6175
                                                        ..............

                             Not applicable
      ............................................................
      (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a)  Former independent accountants.

     (i) On April 9, 2003, Excel Technology, Inc. (the "Registrant") notified Ernst & Young LLP ("Ernst") that it was not engaging Ernst as the Registrant's independent auditors for the year ending December 31, 2003, and appointed KPMG LLP ("KPMG") as its new independent auditors.

     (ii) The decision to discontinue the audit services of Ernst was approved by the Registrant's Board of Directors upon the recommendation of the Registrant's
            Audit Committee.

     (iii) The reports of Ernst on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     (iv) During the Registrant's two most recent fiscal years and through April 9, 2003, there has been no disagreement with Ernst on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst, would have caused Ernst to make reference to the subject matter of the disagreement in their report.

     (v) The Registrant has provided Ernst with a copy of this disclosure and has requested that Ernst furnish the Registrant with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter from Ernst, dated April 14, 2003, is filed as Exhibit 16 to this Form 8-K.


(b)  New independent accountants

     (i) As stated above, on April 9, 2003, the Registrant retained KPMG as independent auditors for the Registrant for 2003.

     (ii) The Registrant has not previously consulted with KPMG on the application of accounting principles to a specified transaction, or on the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

16.  The letter from Ernst, dated April 14, 2003.


                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            EXCEL TECHNOLOGY, INC.


Date: April 14, 2003
                                           By:/s/ Antoine Dominic
                                              ......................
                                              Antoine Dominic, President
                                              and Chief Executive Officer



                                            EXHIBIT 16 TO FORM 8-K


April 14, 2003


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

We have read Item 4 of Form 8-K dated April 14, 2003 of Excel Technology, Inc. and are in agreement with the statements contained in paragraphs
(a)(i), excluding the date on which KPMG LLP was appointed as the new auditors, for which we have no basis to agree or disagree, (a)(iii),
(a)(iv) and (a)(v) on page two therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


/s/ Ernst & Young LLP